UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 18, 2022

Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	AMAO	TheNasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AMAOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS

On March 18, 2022, American Acquisitions Opportunity Inc. (the “Company”), convened and adjourned, without conducting any other business, its special meeting of its stockholders (the “Special Meeting”) held in connection with a proposed: (i) amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Extension Amendment”) and (ii) amendment to the Company’s Investment Management Trust Agreement dated March 17, 2021, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Amendment”), as each is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022.

The record date for the stockholders entitled to notice of, and to vote at, the Special Meeting was February 8, 2022. At the close of business on that date, the Company had 13,232,502 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 13,232,502 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 11,206,316 shares (or 84.69%), constituting a quorum, were represented in person or by proxy at the Special Meeting.

The sole proposal that was presented at the Special Meeting was “The Adjournment Proposal,” which was a proposal allowing the Company to adjourn the Special Meeting to a later date or dates to permit the further solicitation of additional proxies in the event that the Extension Amendment and the Trust Amendment were not approved. The Company’s stockholders approved the Adjournment Proposal. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
8,683,257	2,523,058	1

                The Special Meeting was adjourned to 4:00 p.m. Eastern Time on March 21, 2022.

A copy of the press release announcing the adjournment is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description

99.1	Press Release of American Acquisition Opportunity Inc. dated March 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ACQUISITION OPPORTUNITY INC.

Dated: March 18, 2022	By:	/s/ Mark C. Jensen
	Name:	Mark C. Jensen
	Title:	Chief Executive Officer

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